Form 10-K, Exhibit 13
period 1996-12-31
MONEY STORE INC TMS ASSET BACKED CERTIFICATES SERIES 1996-A
filed 1997-03-31
CIK 1015198

                            SERVICER'S CERTIFICATE

In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated March 12, 1996, The Money Store, Inc. reports the following information pertaining to the Series 1996-A, for the calendar year 1996

         Per Section 6.10

(XI)     Amount of Interest Received:
         Pool I                                                  34,674,554.66
         Pool II                                                  8,352,156.57
         Pool III                                                 5,575,555.99
         Pool IV                                                  1,440,015.71

         Principal and Other Servicer Fees Collected
         (A) Principal
                POOL I                                           59,247,352.79
                POOL II                                          23,265,031.12
                POOL III                                          7,758,262.83
                POOL IV                                             322,033.18
         (B) Other Servicer Fees
                POOL I                                              246,518.21
                POOL II                                             121,651.95
                POOL III                                             18,543.28
                POOL IV                                               1,659.34
(I),(II) Class "A-1" Remittance Amount:
         (A)  Current  Interest Requirement                       3,991,245.30
         (B)  Principal Distribution Amount                      71,327,527.23
         (C)  Carry Forward Amount                                        0.00
         (D)  Monthly Advance                                             0.00
         TOTAL CLASS "A-1" REMITTANCE AMOUNT                     75,318,772.53

         Class "A-2" Remittance Amount:
         (A)  Current Interest Requirement                        1,900,424.26
         (B)  Principal Distribution Amount                               0.00
         (C)  Carry Forward Amount                                        0.00
         (D)  Monthly Advance                                             0.00
         TOTAL CLASS "A-2" REMITTANCE AMOUNT                      1,900,424.26

         Class "A-3" Remittance Amount:
         (A)  Current Interest Requirement                        3,544,108.83
         (B)  Principal Distribution Amount                               0.00
         (C)  Carry Forward Amount                                        0.00
         (D)  Monthly Advance                                             0.00
         TOTAL CLASS "A-3" REMITTANCE AMOUNT                      3,544,108.83

         Class "A-4" Remittance Amount:
         (A)  Current Interest Requirement                        4,448,072.76

         (B)  Principal Distribution Amount                               0.00
         (C)  Carry Forward Amount                                        0.00
         (D)  Monthly Advance                                             0.00
         TOTAL  CLASS "A-4" REMITTANCE AMOUNT                     4,448,072.76

         Class "A-5" Remittance Amount:
         (A)  Current Interest Requirement                        2,048,606.67
         (B)  Principal Distribution Amount                               0.00
         (C)  Carry Forward Amount                                        0.00
         (D)  Monthly Advance                                             0.00
         TOTAL CLASS "A-5" REMITTANCE AMOUNT                      2,048,606.67

         Class "A-6" Remittance Amount:
         (A)  Current Interest Requirement                        1,850,316.00
         (B)  Principal Distribution Amount                               0.00
         (C)  Carry Forward Amount                                        0.00
         (D)  Monthly Advance                                             0.00
         TOTAL CLASS "A-6" REMITTANCE AMOUNT                      1,850,316.00

         Class "A-7" Remittance Amount:
         (A)  Current Interest Requirement                        3,222,453.32
         (B)  Principal Distribution Amount                               0.00
         (C)  Carry Forward Amount                                        0.00
         (D)  Monthly Advance                                             0.00
         TOTAL CLASS "A-7" REMITTANCE AMOUNT                      3,222,453.32

         Class "A-8" Remittance Amount:
         (A)  Current Interest Requirement                        2,676,978.50
         (B)  Principal Distribution Amount                               0.00
         (C)  Carry Forward Amount                                        0.00
         (D)  Monthly Advance                                             0.00
         TOTAL CLASS "A-8" REMITTANCE AMOUNT                      2,676,978.50

         Pool I Remittance Amount:
         (A) Current Interest Requirement                        23,682,205.65
         (B) Principal Distribution Amount                       71,327,527.23
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL POOL I REMITTANCE AMOUNT                          95,009,732.88

         Class "A-9" Remittance Amount:
         (A) Current Interest Requirement                         5,475,855.52
         (B) Principal Distribution Amount                       27,834,682.92
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "A-9" REMITTANCE AMOUNT                     33,310,538.44

         Pool II Remittance Amount:
         (A) Current Interest Requirement                         5,475,855.52
         (B) Principal Distribution Amount                       27,834,682.92
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL POOL II REMITTANCE AMOUNT                         33,310,538.44

         Class "A-10" Remittance Amount:
         (A) Current Interest Requirement                         1,487,354.02
         (B) Principal Distribution Amount                       11,171,100.83
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "A-10" REMITTANCE AMOUNT                    12,658,454.85

         CLASS "A-11" REMITTANCE AMOUNT:
         (A) Current Interest Requirement                         1,052,553.33
         (B) Principal Distribution Amount                                0.00
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "A-11" REMITTANCE AMOUNT                     1,052,553.33

         Class "A-12" Remittance Amount:
         (A) Current Interest Requirement                           557,508.33
         (B) Principal Distribution Amount                                0.00
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "A-12" REMITTANCE AMOUNT                       557,508.33

         Pool III Remittance Amount:
         (A) Current Interest Requirement                         3,097,415.68
         (B) Principal Distribution Amount                       11,171,100.83
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL POOL III REMITTANCE AMOUNT                        14,268,516.51

         Class "A-13" Remittance Amount:
         (A) Current Interest Requirement                           909,459.84
         (B) Principal Distribution Amount                        1,141,594.96
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL CLASS "A-13" REMITTANCE AMOUNT                     2,051,054.80

         Pool IV Remittance Amount:
         (A) Current Interest Requirement                           909,459.84
         (B) Principal Distribution Amount                        1,141,594.96
         (C) Carry Forward Amount                                         0.00
         (D) Monthly Advance for Bankruptcy                               0.00
         TOTAL POOL IV REMITTANCE AMOUNT                          2,051,054.80

(VI) (A) Servicing Fee for the Related Due Period
             POOL I                                                 809,116.24
             POOL II                                                217,907.69
             POOL III                                               105,825.38
             POOL IV                                                 30,937.28
     (B) Contingency Fee for the Related Due Period
             POOL I                                                 809,116.24
             POOL II                                                217,907.69
             POOL III                                               105,825.38
             POOL IV                                                 30,937.28
     (C) Amount to be Deposited to the Expense Account - Trustee
             POOL I                                                 170,166.13

            POOL II                                                  45,880.85
            POOL III                                                 22,268.36
            POOL IV                                                   6,095.14
       (D) Amount to be Deposited to the Insurance Account - MBIA
              POOL I                                                302,831.00
              POOL II                                                97,611.00
              POOL III                                              118,608.00
              POOL IV                                                60,172.00
       (E) FHA Premium Account                                       55,438.64

(XXXV) Other Information as requested

(III)  Amount of Distribution Paid From the Spread Account
              POOL I                                                      0.00
              POOL II                                                     0.00
              POOL III                                                    0.00
              POOL IV                                                     0.00

(IV) Pool Balance as of the Close of Business on  12/31/96
              POOL I                                            389,858,762.92
              POOL II                                           101,445,627.89
              POOL III                                           51,625,562.78
              POOL IV                                            14,669,023.33

(V)  Certificate Balance and Certificate Factor
     (A) Certificate Balance
              POOL I                                            379,508,762.92
              POOL II                                            98,320,627.89
              POOL III                                           49,133,171.17
              POOL IV                                            14,145,839.29
     (B) Certificate Factor
              POOL I                                                0.84335281
              POOL II                                               0.78656502
              POOL III                                              0.81888619
              POOL IV                                               0.94305595
(VII)(A) Amount of Principal Carryover Shortfall
              POOL I                                                      0.00
              POOL II                                                     0.00
              POOL III                                                    0.00
              POOL IV                                                     0.00
     (C) Change in Principal Carryover Shortfall
              POOL I                                                      0.00
              POOL II                                                     0.00
              POOL III                                                    0.00
              POOL IV                                                     0.00
     (B) Amount of Interest Carryover Shortfall
              POOL I                                                      0.00
              POOL II                                                     0.00
              POOL III                                                    0.00
              POOL IV                                                     0.00
     (C) Change in Interest Carryover Shortfall
              POOL I                                                      0.00
              POOL II                                                     0.00
              POOL III                                                    0.00
              POOL IV                                                     0.00

(XIV) Reimbursements to the Certificate Insurer
              POOL I                                                      0.00
              POOL II                                                     0.00
              POOL III                                                    0.00
              POOL IV                                                     0.00





By:  /s/ James Ransom
     -------------------------------
     James Ransom
     Assistant Treasurer